Exhibit 99.1

Bay View Transaction Corporation
Bay View 2003 LJ-1 Owner Trust
For Payment Date: October 27, 2003
For Collection Period: September 30, 2003
For Determination Date: October 15, 2003

A.	PRINCIPAL BALANCE RECONCILIATION	A-1	A-2	A-3	A-4	# LOANS	TOTAL	LOAN BALANCE

(A)	Original Principal Balance	24,300,000.00	62,525,000.00	40,650,000.00	65,812,508.00	7,315	193,287,508.00	193,287,508.00

(B)	Ending Balance	16,636,852.41	62,525,000.00	40,650,000.00	65,812,508.00	7,118	185,624,360.41	185,624,360.41

(C)	Collections (Regular Payments)	2,587,297.19	0.00	0.00	0.00	N/A	2,587,297.19	2,587,297.19

(D)	Withdrawal from Payahead (Principal)	0.00	0.00	0.00	0.00	N/A	0.00	0.00

(E)	Collections (Principal Payoffs)	4,095,798.92	0.00	0.00	0.00	172	4,095,798.92	4,095,798.92

(F)	Gross Charge Offs (Prior Mo. End Bal)	89,828.20	0.00	0.00	0.00	4	89,828.20	89,828.20

(G)	Principal Reductions (Other)(Partial chg-off)	0.00	0.00	0.00	0.00	N/A	0.00	0.00

(H)	Repurchases	0.00	0.00	0.00	0.00	0	0.00	0.00

(I)	Ending Balance	9,863,928.10	62,525,000.00	40,650,000.00	65,812,508.00	6,942	178,851,436.10	178,851,436.10

(J)	Certificate Factor	40.592297%	100.000000%	100.000000%	100.000000%	94.900889%	92.531296%	92.531296%

Notional Principal Balance: Class I

(K) Beginning	144,047,117.00

(L) Reduction	5,242,499.00

(M) Ending	138,804,618.00

Notional Principal Balance: Companion Component

(N) Beginning	41,577,243.41

(O) Reduction	1,530,425.31

(P) Ending	40,046,818.10

B. CASH FLOW RECONCILIATION	TOTALS

(A) CASH WIRED-PRINCIPAL AND INTEREST COLLECTIONS	8,013,558.88

(B) INTEREST WIRED — COLLECTION ACCOUNT & PAYAHEAD ACCOUNT	7,368.19

(C) WITHDRAWAL FROM PAYAHEAD ACCOUNT	0.00

1) allocable to principal	0.00

2) allocable to interest	0.00

(D) ADVANCES	0.00

(E) REPURCHASES	0.00

(F) GROSS CHARGE OFF RECOVERIES	42,192.00

(G) SPREAD ACCOUNT WITHDRAWAL	0.00

(H) Policy Draw for “I” Interest	0.00

(I) Policy Draw for “A-1” Interest or Ultimate Principal	0.00

(J) Policy Draw for “A-2” Interest or Ultimate Principal	0.00

(K) Policy Draw for “A-3” Interest or Ultimate Principal	0.00

(L) Policy Draw for “A-4” Interest or Ultimate Principal	0.00

TOTAL COLLECTIONS	8,063,119.07

C. TRUSTEE DISTRIBUTION	TOTAL

(A) TOTAL CASH FLOW	8,063,119.07

(B) DEPOSIT TO PAYAHEAD	648.46

(C) Indenture Trustee Fee (not to exceed $20,000)	1,833.33

(D) UNRECOVERED INTEREST ADVANCES	0.00

(E) SERVICING FEE (DUE AND UNPAID)	154,686.97

(F) Standby Servicing Fee (not to exceed $50,000)	6,960.91

(G) Owner Trustee Fee (not to exceed $25,000)	0.00

(H) INTEREST TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE	16,784.74

(I) INTEREST TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE	89,098.13

(J) INTEREST TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE	82,316.25

(K) INTEREST TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE	188,662.52

(L) Interest to “I” Certificate Holders, including Overdue	174,056.93

(M) PRINCIPAL TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE	6,772,924.31

(N) PRINCIPAL TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00

(O) PRINCIPAL TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00

(P) PRINCIPAL TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00

(Q) Policy Premium and Unreimbursed Draws	52,165.00

(R) Spread Account (up to the Requisite Amount)	522,981.52

(S) Additional Unpaid Standby Servicing Fee	0.00

(T) Additional Unpaid Indenture Trustee Fee	0.00

(U) Additional Unpaid Owner Trustee Fee	0.00

(V) Interests Advance Recovery Payments	0.00

(W) EXCESS YIELD	0.00

BALANCE	0.00

D. SPREAD ACCOUNT	SPREAD ACCOUNT

(A) BEGINNING BALANCE	4,483,084.86

(B) ADDITIONS TO SPREAD AMOUNT	522,981.52

(C) INTEREST EARNED	2,885.79

(D) DRAWS	0.00

(E) REIMBURSEMENT FOR PRIOR DRAWS	N/A

(F) DISTRIBUTION OF FUNDS TO SERVICER	N/A

(G) PRIOR MONTH DISTRIBUTION OF FUNDS TO ISSUER	0.00

(H) ENDING BALANCE	5,008,952.17

(I) REQUIRED BALANCE	8,048,314.62

(J) CURRENT MONTH DISTRIBUTION OF FUNDS TO ISSUER	0.00

Bay View Transaction Corporation
Bay View 2003 LJ-1 Owner Trust
For Payment Date: October 27, 2003
For Collection Period: September 30, 2003
For Determination Date: October 15, 2003

E.	CURRENT RECEIVABLES DELINQUENCY # PAYMENT DELINQUENCY	NUMBER	BALANCE

(A) 31-60		10	256,427.52

(B) 61-90		2	35,842.81

(C) TOTAL		12	292,270.33

(D) 90+ days		0	0.00

F.	REPOSSESSIONS

(A) COLLECTION PERIOD REPOSSESSIONS (CURRENT PERIOD END BAL)		9	247,760.99

(B) AGGREGATE REPOSSESSIONS		14	380,602.70

(C) UNLIQUIDATED REPOSSESSIONS		11	301,612.50

G.	PAYAHEAD RECONCILIATION

(A) BEGINNING BALANCE			5,138.61

(B) DEPOSIT			648.46

(C) WITHDRAWAL			0.00

(D) ENDING BALANCE			5,787.07

PERFORMANCE TEST

H. DELINQUENCY RATIO (30+)	DELINQUENT MONTH BALANCE	POOL BALANCE	DELINQUENCY %
MONTH
(A) CURRENT	292,270.33	178,851,436.10	0.1634%

(B) 1ST PREVIOUS	175,044.34	185,624,360.41	0.0943%

(C) 2ND PREVIOUS	0.00	0.00	0.0000%

(D) THREE MONTH ROLLING AVERAGE	233,657.34	182,237,898.26	0.1282%

I. CUMULATIVE DEFAULT RATE	MONTH BALANCE	ORIGINAL POOL BALANCE	Default Rate %

(A) Defaulted Receivables (Current Period)	247,760.99

(B) Cumulative Defaulted Receivables (Prior Month)	132,841.71

(C) Cumulative Defaulted Receivables (Current Month)	380,602.70	193,287,508.00	0.20%

	MONTH	ORIGINAL POOL
J. CUMULATIVE NET LOSS RATE	BALANCE	BALANCE	Net Loss Rate %
(A) Collection Period Charge-Off receivables	89,828.20

(B) 50% of Purchase Receivables with scheduled payment delinquent more than 30 days	—

(C) Aggregate Cram Down Losses during period	—

(D) Less: Recoveries (current month)	42,192.00

(E) Prior Period Adjustment	—

(F) Net Losses current period	47,636.20

(G) Prior Period cumulative net losses	—

(H) Cumulative Net Losses (current period)	47,636.20	193,287,508.00	0.02%

(I) Total Defaults	247,760.99

(J) 50% of defaulted Receivables ( not included in Collection Period Charge-Off Receivables)	123,880.50

(K) Cumulative net losses including 50% of defaults	171,516.70	193,287,508.00	0.09%

K. EXTENSION RATE	MONTH BALANCE	POOL BALANCE	Extension Rate %
(A) Principal Balance of Receivables extended during current period (not to exceed 1% of Original Pool Balance)	30,457.65	178,851,436.10	0.02%

L.	LOCKBOX TEST	AMOUNT	NUMBER

(A)	Total Payments to Lockbox (Current Month)	1,926,616.35	3,762

(B)	Total Payments (Current Month)	8,055,750.88	7,506

(C)	Lockbox Payment Percentage		50.12%

M.	FINANCIAL COVENANTS

(A)	Monthly BVAC capital (at least $50MM)		50,000

(B)	Monthly BVAC cash and working capital borrowing capacity (at least $5MM)		102,484

(C)	Monthly BVAC net worth (at least $20MM)		59,557

N.	WAC-Weighted Average Coupon		8.6280%

O.	WAM-Weighted Average Maturity		73.57

/s/ Angelica Velisano	APPROVED BY:	/s/ Lisa Staab

Prepared by: Angelica Velisano		Lisa Staab
Senior Accounting Analyst		VP, Controller
Bay View Securitization Corp		Bay View Acceptance Corp